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                                                           Exhibit (10)(xiv)(a)



                       BORDEN CAPITAL MANAGEMENT PARTNERS
                              1997 INCENTIVE PLAN


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
Participation            All Associates
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Financial Measurement    EVA
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Target Award             For key Associates, Target Award is based on market average, where market data indicates an incentive award as part of total compensation

                         For all other Associates, Target Award is:
                              15% of salary for managers
                              10% of salary for supervisors and function experts
                               5% of salary for support professionals
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Target Weight            100% Financial, modified by Performance vs. Individual Performance Objectives (IPOs)
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Award Amount             Infinite +
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Award Allocation         Determined by matrix
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Banking                  Award Amount in excess of 100% Target Award is banked
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Award Payment            Up to Target Award plus 1/3 of bank;
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